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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                 April 17, 2000
                Date of Report (Date of Earliest Event Reported)


                       GreenPoint Mortgage Securities Inc.
  (as Sponsor under the Sale and Servicing Agreement, dated as of December 1,
                     1999, providing for the issuance of the
       GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan
                       Asset-Backed Notes, Series 1999-2)


                       GREENPOINT MORTGAGE SECURITIES INC.
                       -----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



       Delaware                        333-79833               68-0397342
       --------                        ---------               ----------
(State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
     of Incorporation)                                      Identification No.)


           700 Larkspur Landing Circle, Suite 240, Larkspur, CA 94939
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
                                 --------------
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.      OTHER EVENTS
             ------------

             GreenPoint Mortgage Securities Inc. (the "Company") is Sponsor under the Sale and Servicing Agreement, dated as of December 1, 1999, providing for the issuance of the GreenPoint Home Equity Loan Trust 1999-2 Revolving Home Equity Loan Asset-Backed Notes, Series 1999-2 (the "Series 1999-2 Notes").

             The following exhibit which relates specifically to the Series 1999-2 Notes is included with this Current Report:

Item 7(c).   Exhibits
             --------

               10.1 Monthly Payment Date Statement distributed to holders of Series 1999-2 Notes dated April 17, 2000.
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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    May 10, 2000

                                   GREENPOINT MORTGAGE
                                   SECURITIES INC.



                                   By:  /s/ Gilbert J. MacQuarrie
                                        -------------------------
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)
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                                  EXHIBIT INDEX


Exhibit Number                                                      Page Number
--------------                                                      -----------

    10.1        Monthly Payment Date Statement distributed
                to holders of Series 1999-2 Notes dated
                April 17, 2000.......................................... 5